Exhibit 99.1 September 13, 2023 U.S. Bank Barclays Global Financial Services Conference Andy Cecere Chairman, President and Chief Executive Officer John Stern Senior Executive Vice President and Chief Financial Officer 1 U.S. Ba U n.k S. Bank

Forward-looking Statements and Additional Information

The following information appears in accordance with the Private Securities Litigation Reform Act of 1995:

This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof. These forward-looking statements cover, among other things, future economic conditions and the anticipated future revenue, expenses, financial condition, asset quality, capital and liquidity levels, plans, prospects and operations of U.S. Bancorp. Forward-looking statements often use words such as “anticipates,” “targets,” “expects,” “hopes,” “estimates,” “projects,” “forecasts,” “intends,” “plans,” “goals,” “believes,” “continue” and other similar expressions or future or conditional verbs such as “will,” “may,” “might,” “should,” “would” and “could.”

Forward-looking statements involve inherent risks and uncertainties that could cause actual results to differ materially from those set forth in forward-looking statements, including the following risks and uncertainties: deterioration in general business and economic conditions or turbulence in domestic or global financial markets, which could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities, reduce the availability of funding to certain financial institutions, lead to a tightening of credit, and increase stock price volatility; turmoil and volatility in the financial services industry, including failures or rumors of failures of other depository institutions, which could affect the ability of depository institutions, including U.S. Bank National Association, to attract and retain depositors, and could affect the ability of financial services providers, including U.S. Bancorp, to borrow or raise capital; increases in Federal Deposit Insurance Corporation (“FDIC”) assessments due to bank failures; actions taken by governmental agencies to stabilize the financial system and the effectiveness of such actions; changes to regulatory capital, liquidity and resolution-related requirements applicable to large banking organizations in response to recent developments affecting the banking sector; changes to statutes, regulations, or regulatory policies or practices, including capital and liquidity requirements, and the enforcement and interpretation of such laws and regulations, and U.S. Bancorp’s ability to address or satisfy those requirements and other requirements or conditions imposed by regulatory entities; changes in interest rates; increases in unemployment rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; risks related to originating and selling mortgages, including repurchase and indemnity demands, and related to U.S. Bancorp’s role as a loan servicer; impacts of current, pending or future litigation and governmental proceedings; increased competition from both banks and non-banks; effects of climate change and related physical and transition risks; changes in customer behavior and preferences and the ability to implement technological changes to respond to customer needs and meet competitive demands; breaches in data security; failures or disruptions in or breaches of U.S. Bancorp’s operational, technology or security systems or infrastructure, or those of third parties; failures to safeguard personal information; impacts of pandemics, including the COVID-19 pandemic, natural disasters, terrorist activities, civil unrest, international hostilities and geopolitical events; impacts of supply chain disruptions, rising inflation, slower growth or a recession; failure to execute on strategic or operational plans; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; effects of changes in or interpretations of tax laws and regulations; management’s ability to effectively manage credit risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputation risk; and the risks and uncertainties more fully discussed in the section entitled “Risk Factors” of U.S. Bancorp’s Form 10-K for the year ended December 31, 2022, and subsequent filings with the Securities and Exchange Commission.

In addition, U.S. Bancorp’s acquisition of MUFG Union Bank presents risks and uncertainties, including, among others: the risk that the cost savings, any revenue synergies and other anticipated benefits of the acquisition may not be realized or may take longer than anticipated to be realized; and the possibility that the combination of MUFG Union Bank with U.S. Bancorp, including the integration of MUFG Union Bank, may be more costly or difficult to complete than anticipated or have unanticipated adverse results.

In addition, factors other than these risks also could adversely affect U.S. Bancorp’s results, and the reader should not consider these risks to be a complete set of all potential risks or uncertainties. Readers are cautioned not to place undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date hereof, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events.

This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance. The calculations of these measures are provided in the Appendix. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

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1 Third Quarter / Full Year 2023 Outlook Guidance 2Q23 3Q23 FY 2023 2 Net interest income $4.4B $4.2B - $4.4B $17.5B - $18.0B 3 Total Revenue, adjusted $7.2B $6.9B - $7.1B $28.0B - $29.0B Includes purchase accounting accretion $85M ~$75M ~$330M 3 Total Noninterest expense, adjusted $4.3B ~$4.3B ~$17.0B Includes Core Deposit Intangibles $119M ~$120M ~$500M Amortization related to Union Bank 2,3 Income Tax Rate, adjusted 24% ~23-24% ~23-24% Notable Items: Merger & Integration $310M ~$250M ~$1.0B 1 All results and guidance are on an adjusted basis 2 Taxable-equivalent basis 3 U.S. Bank 3 Non-GAAP; Adjusted for notable items which include balance sheet repositioning and capital management actions and merger and integration charges; see slide 6 for calculations

Union Bank Post Conversion Opportunities

Meaningfully enhanced scale and share in an attractive market

- Bolstered balance sheet with high quality, low-cost consumer deposits
- Well-established West Coast franchise with top 5 California deposit market share
- Leading SBA lender in California

Creates significant value through synergies

- Remain on track to recognize **~$900 million** of run rate cost synergies entering 2024
- Significant revenue synergies across consumer, wealth, business and corporate banking

Opportunity to deploy broad product set and offer digital capabilities

Loyal customer base benefits from our robust suite of products and services

Consumer & Business Banking *leading digital app & product space (e.g., cards)*	**Consumer Accounts** **~1 million**
Integrated Payment Services *Merchant acquiring, real-time payments*	**Business Banking Clients** **~190K**
Wealth Management	**HNW / Affluent Households** **~50K**
Corporate & Commercial Banking *Treasury management, Capital Markets*	**Commercial Relationships** **~3,000**

Merger & Integration Costs: $883M Incurred through 2Q23 | ~$1.4B Total expected

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Appendix 5 U.S. Bank

Non-GAAP Financial Measures 3 Months Ended June 30, (Dollars in Millions, Unaudited) 2023 Income before taxes $1,751 Taxable-equivalent adjustment (1) 34 Less: Notable items (2) (575) Income before taxes (taxable-equivalent basis), excluding notable items (a) 2,360 Income taxes $382 Taxable-equivalent adjustment (1) 34 Less: Notable items tax impact (2) (143) Income taxes and taxable-equivalent adjustment, excluding notable items (b) 559 Income tax rate (taxable-equivalent basis), excluding notable items (b)/(a) 23.7 % Total Revenue $7,141 Taxable-equivalent adjustment (1) 34 Less: Notable items (2) (22) Total Net Revenue (taxable-equivalent basis), excluding notable items 7,197 Total Noninterest expense $4,569 Less: Notable items (2) (310) Total Noninterest expense, excluding notable items 4,259 Notes: (1) Based on a federal income tax rate of 21 percent for those assets and liabilities whose income or expense is not included for federal income tax purposes. (2) Notable items of $575 million ($432 million net-of-tax) for the three months ended June 30, 2023 included $(22) million of noninterest income related to balance sheet 6 U.S. Bank repositioning and capital management actions, $310 million of merger and integration-related charges and $243 million of provision for credit losses related to balance sheet repositioning and capital management actions.

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